Exhibit 10.4

Amendment to Employment Agreement

This Amendment to Employment Agreement (this “Amendment”) between Scinai Immunotherapeutics Ltd. (formerly known as BiondVax Pharmaceuticals Ltd.), a company incorporated under the laws of the State of Israel (the “Company”), and Amir Reichman, an individual (the “Employee”), is entered into on June 16, 2026.

Recitals:

WHEREAS, on January 20, 2021, the Company and the Employee entered into an Employment Agreement (the “Employment Agreement”); and

WHEREAS, the parties wish to make certain amendments to the Employment Agreement, as specified in this Amendment, which shall apply between the parties and shall be in effect as a provision in the Employment Agreement for all intents and purposes;

NOW, THEREFORE, IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.	This Amendment shall be effective as of June 16, 2026.

2.	Section 5.1.4 of the Agreement shall be deleted in its entirety.

3.	The row “Annual Salary $350,000” set forth on Exhibit A shall be deleted in its entirety.

4.	The text “USD 29,166.66 (gross) - NIS 91,408.31 (gross) (based on exchange rate of NIS 3.134 to 1US$). Employee’s Monthly Salary may change from one month to the other according to the applicable USD-NIS exchange rate at the last day of the month.” set forth opposite “Monthly Salary” on Exhibit A shall be deleted in its entirety and replaced with the following:

“Until June 16, 2027, such amount shall be NIS 105,000 and thereafter shall be NIS 115,000. Such amounts shall be denominated in NIS.”

5.	This Amendment shall constitute an integral part of the Employment Agreement.

6.	Except as specifically modified in the abovementioned sections of this Amendment, all other terms and conditions of the Employment Agreement (including its Exhibits) shall remain unchanged.

This Amendment also constitutes a notice to the Employee of changes of the employment terms pursuant to the Notice to Employee Law (Terms of Employment), 5762-2002.

[Signature Page Follows]

IN WITNESS WHEREOF, THE PARTIES HAVE ENTERED INTO THIS AMENDMENT AS OF THE DATE SET FORTH ABOVE.

Scinai Immunotherapeutics Ltd.		Amir Reichman

By:	/s/ Mark Germain	/s/ Amir Reichman
Name:	Mark Germain
Title:	Chairman of the Board